                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549


                                       FORM T-1

                               STATEMENT OF ELIGIBILITY
                        UNDER THE TRUST INDENTURE ACT OF 1939
                    OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

                   CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY
                   OF A TRUSTEE PURSUANT TO SECTION 305(b)(2)_________

                           ________________________________

                          THE FIRST NATIONAL BANK OF CHICAGO
                 (EXACT NAME OF TRUSTEE AS SPECIFIED IN ITS CHARTER)

         A NATIONAL BANKING ASSOCIATION                    36-0899825
                                                       (I.R.S. EMPLOYER
                                                    IDENTIFICATION NUMBER)

    ONE FIRST NATIONAL PLAZA, CHICAGO, ILLINOIS            60670-0126
    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)               (ZIP CODE)

                          THE FIRST NATIONAL BANK OF CHICAGO
                         ONE FIRST NATIONAL PLAZA, SUITE 0286
                            CHICAGO, ILLINOIS   60670-0286
               ATTN:  LYNN A. GOLDSTEIN, LAW DEPARTMENT (312) 732-6919
              (NAME, ADDRESS AND TELEPHONE NUMBER OF AGENT FOR SERVICE)

                           ________________________________

                           TELEPHONE AND DATA SYSTEMS, INC.
                 (EXACT NAME OF OBLIGOR AS SPECIFIED IN ITS CHARTER)

IOWA                                                   36-2669023
(STATE OR OTHER JURISDICTION OF                        (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)                         IDENTIFICATION NUMBER)


SUITE 4000
30 NORTH LASALLE STREET
CHICAGO, ILLINOIS                                             60602
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)               (ZIP CODE)


                         GUARANTEE OF PREFERRED SECURITIES OF
                                    TDS CAPITAL I
                           (TITLE OF INDENTURE SECURITIES)

ITEM 1.  GENERAL INFORMATION.  FURNISH THE FOLLOWING
         INFORMATION AS TO THE TRUSTEE:

         (a)  NAME AND ADDRESS OF EACH EXAMINING OR
         SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

         Comptroller of Currency, Washington, D.C.,
         Federal Deposit Insurance Corporation,
         Washington, D.C., The Board of Governors of the Federal Reserve System, Washington D.C.

         (b)  WHETHER IT IS AUTHORIZED TO EXERCISE
         CORPORATE TRUST POWERS.

         The trustee is authorized to exercise corporate trust powers.

ITEM 2.  AFFILIATIONS WITH THE OBLIGOR.  IF THE OBLIGOR
         IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH
         SUCH AFFILIATION.

         No such affiliation exists with the trustee.


ITEM 16. LIST OF EXHIBITS.   LIST BELOW ALL EXHIBITS FILED AS A
         PART OF THIS STATEMENT OF ELIGIBILITY.

         1. A copy of the articles of association of the trustee now in effect.*

         2. A copy of the certificates of authority of the trustee to commence business.*

         3. A copy of the authorization of the trustee to exercise corporate trust powers.*

         4.   A copy of the existing by-laws of the trustee.*

         5.   Not Applicable.

         6.   The consent of the trustee required by
              Section 321(b) of the Act.

         7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

         8.   Not Applicable.

         9.   Not Applicable.


    Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, The First National Bank of Chicago, a national banking association organized and existing under the laws of the United States of America, has duly caused this Statement of Eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Chicago and the State of Illinois, on this 15th day of October, 1997.


              THE FIRST NATIONAL BANK OF CHICAGO,
              TRUSTEE

              By  /s/ John R. Prendiville
                   John R. Prendiville
                   Vice President




* EXHIBIT 1, 2, 3 AND 4 ARE HEREIN INCORPORATED BY REFERENCE TO EXHIBITS BEARING IDENTICAL NUMBERS IN ITEM 16 OF THE FORM T-1 OF THE FIRST NATIONAL BANK OF CHICAGO, FILED AS EXHIBIT 25.1 TO THE REGISTRATION STATEMENT ON FORM S-3 OF SUNAMERICA, INC., FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 25, 1996 (REGISTRATION NO. 333-14201).

                                 EXHIBIT 6


                    THE CONSENT OF THE TRUSTEE REQUIRED
                        BY SECTION 321(b) OF THE ACT



                                            October 15, 1997


Securities and Exchange Commission
Washington, D.C.  20549

Gentlemen:

    In connection with the qualification of a guarantee agreement between Telephone and Data Systems, Inc. and The First National Bank of Chicago, the undersigned, in accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, hereby consents that the reports of examinations of the undersigned, made by Federal or State authorities authorized to make such examinations, may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.


                                  Very truly yours,

                                  THE FIRST NATIONAL BANK OF CHICAGO

                                     By   /s/ John R. Prendiville
                                          John R. Prendiville
                                          Vice President

                                    EXHIBIT 7


Legal Title of Bank:           The First National Bank of Chicago        Call Date: 06/30/97  ST-BK:  17-1630 FFIEC 031
Address:                       One First National Plaza, Ste 0303                                             Page RC-1
City, State  Zip:              Chicago, IL  60670
FDIC Certificate No.:   0/3/6/1/8

CONSOLIDATED REPORT OF CONDITION FOR INSURED COMMERCIAL
AND STATE-CHARTERED SAVINGS BANKS FOR JUNE 30, 1997

All schedules are to be reported in thousands of dollars.  Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

SCHEDULE RC--BALANCE SHEET

                                                                    DOLLAR AMOUNTS IN                      C400
                                                                          THOUSANDS               RCFD     BIL MIL THOU


ASSETS
1.  Cash and balances due from depository institutions
    (from Schedule RC-A):
    a. Noninterest-bearing balances and currency and coin(1) . . . .                              0081     4,415,563       1.a.
    b. Interest-bearing balances(2). . . . . . . . . . . . . . . . .                              0071     7,049,275       1.b.
2.  Securities
    a. Held-to-maturity securities(from Schedule RC-B, column A) . .                              1754             0       2.a.
    b. Available-for-sale securities
       (from Schedule RC-B, column D). . . . . . . . . . . . . . . .                              1773     4,455,173       2.b.
3.  Federal funds sold and securities purchased under
       agreements to resell                                                                       1350     4,604,233       3.
4.  Loans and lease financing receivables:
    a. Loans and leases, net of unearned income
       (from Schedule RC-C). . . . . . . . . . . . . . . . . . . . .     RCFD 2122 24,185,099                              4.a.
    b. LESS: Allowance for loan and lease losses . . . . . . . . . .     RCFD 3123    423,419                              4.b.
    c. LESS: Allocated transfer risk reserve . . . . . . . . . . . .     RCFD 3128          0                              4.c.
    d. Loans and leases, net of unearned income, allowance, and
       reserve (item 4.a minus 4.b and 4.c). . . . . . . . . . . . .                              2125    23,761,680       4.d.
5.  Trading assets (from Schedule RD-D). . . . . . . . . . . . . . .                              3545     6,930,216       5.
6.  Premises and fixed assets (including capitalized leases) . . . .                              2145       705,704       6.
7.  Other real estate owned (from Schedule RC-M) . . . . . . . . . .                              2150         7,960       7.
8.  Investments in unconsolidated subsidiaries and associated
    companies (from Schedule RC-M) . . . . . . . . . . . . . . . . .                              2130        64,504       8.
9.  Customers' liability to this bank on acceptances outstanding . .                              2155       562,251       9.
10. Intangible assets (from Schedule RC-M) . . . . . . . . . . . . .                              2143       283,716      10.
11. Other assets (from Schedule RC-F). . . . . . . . . . . . . . . .                              2160     1,997,778      11.
12. Total assets (sum of items 1 through 11) . . . . . . . . . . . .                              2170    54,837,423      12.

___________________

(1)  Includes cash items in process of collection and unposted debits.
(2)  Includes time certificates of deposit not held for trading.

Legal Title of Bank:           The First National Bank of Chicago        Call Date: 06/30/97  ST-BK:  17-1630 FFIEC 031
Address:                       One First National Plaza, Ste 0303                                             Page RC-1
City, State  Zip:              Chicago, IL  60670
FDIC Certificate No.:   0/3/6/1/8


SCHEDULE RC-CONTINUED

                                                                    DOLLAR AMOUNTS IN
                                                                          THOUSANDS                       BIL MIL THOU



LIABILITIES
13. Deposits:
    a. In domestic offices (sum of totals of columns A and C
       from Schedule RC-E, part 1) . . . . . . . . . . . . . .                                 RCON 2200   21,852,164     13.a
       (1) Noninterest-bearing(1). . . . . . . . . . . . . . .         RCON 6631   9,474,510                              13.a.1
       (2) Interest-bearing. . . . . . . . . . . . . . . . . .         RCON 6636  12,377,654                              13.a.2
    b. In foreign offices, Edge and Agreement subsidiaries, and
       IBFs (from Schedule RC-E, part II). . . . . . . . . . .                                 RCFN 2200   13,756,280     13.b.
       (1) Noninterest bearing . . . . . . . . .                       RCFN 6631     330,030                              13.b.1
       (2) Interest-bearing. . . . . .       . . .                     RCFN 6636  13,426,250                              13.b.2
14. Federal funds purchased and securities sold under agreements
    to repurchase:                                                                             RCFD 2800    3,827,159     14
15. a. Demand notes issued to the U.S. Treasury                                                RCON 2840       40,307     15.a
    b. Trading Liabilities(from Schedule RC-D) . . . . . . . .                                 RCFD 3548    4,985,577     15.b
16. Other borrowed money:
    a. With original maturity of one year or less. . . . . . .                                 RCFD 2332    2,337,018     16.a
    b. With original  maturity of than one year through
       three years . . . . . . . . . . . . . . . . . . . . . .                                      A547      265,393     16.b
    c. With a remaining maturity of more than three years. . .                                      A548      322,175
17. Not applicable
18. Bank's liability on acceptance executed and outstanding. .                                 RCFD 2920      562,251     18
19. Subordinated notes and debentures (2). . . . . . . . . . .                                 RCFD 3200    1,700,000     19
20. Other liabilities (from Schedule RC-G) . . . . . . . . . .                                 RCFD 2930      929,875     20
21. Total liabilities (sum of items 13 through 20) . . . . . .                                 RCFD 2948   50,618,199     21
22. Not applicable
EQUITY CAPITAL
23. Perpetual preferred stock and related surplus. . . . . . .                                 RCFD 3838            0     23
24. Common stock . . . . . . . . . . . . . . . . . . . . . . .                                 RCFD 3230      200,858     24
25. Surplus (exclude all surplus related to preferred stock) .                                 RCFD 3839    2,948,616     25
26. a. Undivided profits and capital reserves. . . . . . . . .                                 RCFD 3632    1,059,214     26.a.
    b. Net unrealized holding gains (losses) on
       available-for-sale securities . . . . . . . . . . . . .                                 RCFD 8434       12,788     26.b.
27. Cumulative foreign currency translation adjustments. . . .                                 RCFD 3284       (2,252)    27
28. Total equity capital (sum of items 23 through 27). . . . .                                 RCFD 3210    4,219,224     28
29. Total liabilities and equity capital
    (sum of items 21 and 28) . . . . . . . . . . . . . . . . .                                 RCFD 3300   54,837,423     29

Memorandum
To be reported only with the March Report of Condition.
1.  Indicate in the box at the right the number of the statement below that best describes the  most comprehensive level of auditing work
    performed for the bank by independent external                                                  Number
    auditors as of any date during 1996 . . . . . . . . . . .          RCFD 6724                   /   N/A.  /            M.1.
1 =      Independent audit of the bank conducted in accordance       4 = Directors' examination of the bank performed by other
         with generally accepted auditing standards by a certified       external auditors (may be required by state chartering
         public accounting firm which submits a report on the bank       authority)
2 = Independent audit of the bank's parent holding company           5 = Review of the bank's financial statements by external
         conducted in accordance with generally accepted auditing        auditors
         standards by a certified public accounting firm which       6 = Compilation of the bank's financial statements by external
         submits a report on the consolidated holding company            auditors
         (but not on the bank separately)                            7 = Other audit procedures (excluding tax preparation work)
3 = Directors' examination of the bank conducted in                  8 = No external audit work
         accordance with generally accepted auditing standards
         by a certified public accounting firm (may be required by
         state chartering authority)

___________________

(1) Includes total demand deposits and noninterest-bearing time and savings deposits.
(2) Includes limited-life preferred stock and related surplus.

                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549


                                       FORM T-1

                               STATEMENT OF ELIGIBILITY
                        UNDER THE TRUST INDENTURE ACT OF 1939
                    OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

                   CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY
                   OF A TRUSTEE PURSUANT TO SECTION 305(b)(2) ________

                             __________________________

                          THE FIRST NATIONAL BANK OF CHICAGO
                 (EXACT NAME OF TRUSTEE AS SPECIFIED IN ITS CHARTER)

A NATIONAL BANKING ASSOCIATION                       36-0899825
                                                     (I.R.S. EMPLOYER
                                                     IDENTIFICATION NUMBER)

ONE FIRST NATIONAL PLAZA, CHICAGO, ILLINOIS          60670-0126
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)             (ZIP CODE)

                          THE FIRST NATIONAL BANK OF CHICAGO
                         ONE FIRST NATIONAL PLAZA, SUITE 0286
                            CHICAGO, ILLINOIS   60670-0286
               ATTN:  LYNN A. GOLDSTEIN, LAW DEPARTMENT (312) 732-6919
              (NAME, ADDRESS AND TELEPHONE NUMBER OF AGENT FOR SERVICE)

                             __________________________

                          TELEPHONE AND DATA SYSTEMS, INC.
                 (EXACT NAME OF OBLIGOR AS SPECIFIED IN ITS CHARTER)

IOWA                                                 36-2669023
(STATE OR OTHER JURISDICTION OF                      (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)                       IDENTIFICATION NUMBER)

SUITE 4000
30 NORTH LASALLE STREET
CHICAGO, ILLINOIS                                         60602
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)             (ZIP CODE)


                         GUARANTEE OF PREFERRED SECURITIES OF
                                    TDS CAPITAL II
                           (TITLE OF INDENTURE SECURITIES)

ITEM 1.  GENERAL INFORMATION.  FURNISH THE FOLLOWING
         INFORMATION AS TO THE TRUSTEE:

         (a)  NAME AND ADDRESS OF EACH EXAMINING OR
         SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

         Comptroller of Currency, Washington, D.C.,
         Federal Deposit Insurance Corporation,
         Washington, D.C., The Board of Governors of the Federal Reserve System, Washington D.C.

         (b)  WHETHER IT IS AUTHORIZED TO EXERCISE
         CORPORATE TRUST POWERS.

         The trustee is authorized to exercise corporate trust powers.

ITEM 2.  AFFILIATIONS WITH THE OBLIGOR.  IF THE OBLIGOR
         IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH
         SUCH AFFILIATION.

         No such affiliation exists with the trustee.


ITEM 16. LIST OF EXHIBITS.   LIST BELOW ALL EXHIBITS FILED AS A
         PART OF THIS STATEMENT OF ELIGIBILITY.

         1. A copy of the articles of association of the trustee now in effect.*

         2. A copy of the certificates of authority of the trustee to commence business.*

         3. A copy of the authorization of the trustee to exercise corporate trust powers.*

         4.   A copy of the existing by-laws of the trustee.*

         5.   Not Applicable.

         6.   The consent of the trustee required by
              Section 321(b) of the Act.

         7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

         8.   Not Applicable.

         9.   Not Applicable.


    Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, The First National Bank of Chicago, a national banking association organized and existing under the laws of the United States of America, has duly caused this Statement of Eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Chicago and the State of Illinois, on this 15th day of October, 1997.


              THE FIRST NATIONAL BANK OF CHICAGO,
              TRUSTEE

              By  /s/ John R. Prendiville
                   John R. Prendiville
                   Vice President




* EXHIBIT 1, 2, 3 AND 4 ARE HEREIN INCORPORATED BY REFERENCE TO EXHIBITS BEARING IDENTICAL NUMBERS IN ITEM 16 OF THE FORM T-1 OF THE FIRST NATIONAL BANK OF CHICAGO, FILED AS EXHIBIT 25.1 TO THE REGISTRATION STATEMENT ON FORM S-3 OF SUNAMERICA, INC., FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 25, 1996 (REGISTRATION NO. 333-14201).

                                 EXHIBIT 6



                    THE CONSENT OF THE TRUSTEE REQUIRED
                        BY SECTION 321(b) OF THE ACT



                                            October 15, 1997


Securities and Exchange Commission
Washington, D.C.  20549

Gentlemen:

    In connection with the qualification of a guarantee agreement between Telephone and Data Systems, Inc. and The First National Bank of Chicago, the undersigned, in accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, hereby consents that the reports of examinations of the undersigned, made by Federal or State authorities authorized to make such examinations, may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

                                  Very truly yours,

                                  THE FIRST NATIONAL BANK OF CHICAGO

                                      By   /s/ John R. Prendiville
                                           John R. Prendiville
                                           Vice President

                                    EXHIBIT 7



Legal Title of Bank:           The First National Bank of Chicago        Call Date: 06/30/97  ST-BK:  17-1630 FFIEC 031
Address:                       One First National Plaza, Ste 0303                                             Page RC-1
City, State  Zip:              Chicago, IL  60670
FDIC Certificate No.:   0/3/6/1/8


CONSOLIDATED REPORT OF CONDITION FOR INSURED COMMERCIAL
AND STATE-CHARTERED SAVINGS BANKS FOR JUNE 30, 1997

All schedules are to be reported in thousands of dollars.  Unless otherwise indicated, report the amount outstanding  as of the last business day of the quarter.

SCHEDULE RC--BALANCE SHEET

                                                                    DOLLAR AMOUNTS IN                      C400
                                                                          THOUSANDS               RCFD     BIL MIL THOU


ASSETS
1.  Cash and balances due from depository institutions
    (from Schedule RC-A):
    a. Noninterest-bearing balances and currency and coin(1) . . . .                               0081    4,415,563       1.a.
    b. Interest-bearing balances(2). . . . . . . . . . . . . . . . .                               0071    7.049,275       1.b.
2.  Securities
    a. Held-to-maturity securities(from Schedule RC-B, column A) . .                               1754            0       2.a.
    b. Available-for-sale securities (from Schedule RC-B,
       column D) . . . . . . . . . . . . . . . . . . . . . . . . . .                               1773    4,455,173       2.b.
3.  Federal funds sold and securities purchased under agreements to
    resell                                                                                         1350    4,604,233       3.
4.  Loans and lease financing receivables:
    a. Loans and leases, net of unearned income
       (from Schedule RC-C). . . . . . . . . . . . . . . . . . . . .    RCFD 2122 24,185,099                               4.a.
    b. LESS: Allowance for loan and lease losses . . . . . . . . . .    RCFD 3123    423,419                               4.b.
    c. LESS: Allocated transfer risk reserve . . . . . . . . . . . .    RCFD 3128          0                               4.c.
    d. Loans and leases, net of unearned income, allowance, and
       reserve (item 4.a minus 4.b and 4.c). . . . . . . . . . . . .                               2125   23,761,680       4.d.
5.  Trading assets (from Schedule RD-D). . . . . . . . . . . . . . .                               3545    6,930,216       5.
6.  Premises and fixed assets (including capitalized leases) . . . .                               2145      705,704       6.
7.  Other real estate owned (from Schedule RC-M) . . . . . . . . . .                               2150        7,960       7.
8.  Investments in unconsolidated subsidiaries and associated
    companies (from Schedule RC-M) . . . . . . . . . . . . . . . . .                               2130       64,504       8.
9.  Customers' liability to this bank on acceptances outstanding . .                               2155      562,251       9.
10. Intangible assets (from Schedule RC-M) . . . . . . . . . . . . .                               2143      283,716      10.
11. Other assets (from Schedule RC-F). . . . . . . . . . . . . . . .                               2160    1,997,778      11.
12. Total assets (sum of items 1 through 11) . . . . . . . . . . . .                               2170   54,837,423      12.
___________________

(1)  Includes cash items in process of collection and unposted debits.
(2)  Includes time certificates of deposit not held for trading.

Legal Title of Bank:           The First National Bank of Chicago        Call Date: 06/30/97  ST-BK:  17-1630 FFIEC 031
Address:                       One First National Plaza, Ste 0303                                             Page RC-2
City, State  Zip:              Chicago, IL  60670
FDIC Certificate No.:   0/3/6/1/8


SCHEDULE RC-CONTINUED

                                                                    DOLLAR AMOUNTS IN
                                                                          THOUSANDS                       BIL MIL THOU


LIABILITIES
13. Deposits:
    a. In domestic offices (sum of totals of columns A and C
       from Schedule RC-E, part 1) . . . . . . . . . . . . .                                  RCON 2200   21,852,164     13.a
       (1) Noninterest-bearing(1). . . . . . . . . . . . . .           RCON 6631  9,474,510                              13.a.1
       (2) Interest-bearing. . . . . . . . . . . . . . . . .           RCON 6636 12,377,654                              13.a.2
    b. In foreign offices, Edge and Agreement subsidiaries, and
       IBFs (from Schedule RC-E, part II). . . . . . . . . .                                  RCFN 2200   13,756,280     13.b.
       (1) Noninterest bearing . . . . . . . . . . . . . . .           RCFN 6631    330,030                              13.b.1
       (2) Interest-bearing. . . . . . . . . . . . . . . . .           RCFN 6636 13,426,250                              13.b.2
14. Federal funds purchased and securities sold under agreements
    to repurchase:                                                                            RCFD 2800    3,827,159     14
15. a. Demand notes issued to the U.S. Treasury                                               RCON 2840       40,307     15.a
    b. Trading Liabilities(from Schedule RC-D) . . . . . . .                                  RCFD 3548    4,985,577     15.b
16. Other borrowed money:
    a. With original maturity of one year or less. . . . . .                                  RCFD 2332    2,337,018     16.a
    b. With original  maturity of than one year through
       three years . . . . . . . . . . . . . . . . . . . . .                                       A547      265,393     16.b
    c.  With a remaining maturity of more than three years .                                       A548      322,175     16.c
17. Not applicable
18. Bank's liability on acceptance executed and outstanding.                                  RCFD 2920      562,251     18
19. Subordinated notes and debentures (2). . . . . . . . . .                                  RCFD 3200    1,700,000     19
20. Other liabilities (from Schedule RC-G) . . .                                              RCFD 2930      929,875     20
21. Total liabilities (sum of items 13 through 20) . . . .                                    RCFD 2948   50,618,199     21
22. Not applicable
EQUITY CAPITAL
23. Perpetual preferred stock and related surplus. . . . .                                    RCFD 3838            0     23
24. Common stock . . . . . . . . . . . . . . . . . . . . .                                    RCFD 3230      200,858     24
25. Surplus (exclude all surplus related
    to preferred stock). . . . . . . . . . . . . . . . . .                                    RCFD 3839    2,948,616     25
26. a. Undivided profits and capital reserves. . . . . . .                                    RCFD 3632    1,059,214     26.a.
    b. Net unrealized holding gains (losses) on
       available-for-sale securities . . . . . . . . . . .                                    RCFD 8434       12,788     26.b.
27. Cumulative foreign currency translation adjustments. .                                    RCFD 3284       (2,252)    27
28. Total equity capital (sum of items 23 through 27). . .                                    RCFD 3210     4,219,224    28
29. Total liabilities and equity capital
    (sum of items 21 and 28) . . . . . . . . . . . . . . .                                    RCFD 3300    54,837,423    29

Memorandum
To be reported only with the March Report of Condition.
1.  Indicate in the box at the right the number of the statement below that best describes the  most comprehensive level of auditing work
    performed for the bank by independent external                                                  Number
    auditors as of any date during 1996 . . . . . . . . . . .          RCFD 6724                   /   N/A  /            M.1.
1 =      Independent audit of the bank conducted in accordance       4 = Directors' examination of the bank performed by other
         with generally accepted auditing standards by a certified       external auditors (may be required by state chartering
         public accounting firm which submits a report on the bank       authority)
2 = Independent audit of the bank's parent holding company           5 = Review of the bank's financial statements by external
         conducted in accordance with generally accepted auditing        auditors
         standards by a certified public accounting firm which       6 = Compilation of the bank's financial statements by external
         submits a report on the consolidated holding company            auditors
         (but not on the bank separately)                            7 = Other audit procedures (excluding tax preparation work)
3 = Directors' examination of the bank conducted in                  8 = No external audit work
         accordance with generally accepted auditing standards
         by a certified public accounting firm (may be required by
         state chartering authority)

___________________

(1) Includes total demand deposits and noninterest-bearing time and savings deposits.
(2) Includes limited-life preferred stock and related surplus.

                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549


                                       FORM T-1

                               STATEMENT OF ELIGIBILITY
                        UNDER THE TRUST INDENTURE ACT OF 1939
                    OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

                   CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO SECTION 305(b)(2)________

                              ________________________


                          THE FIRST NATIONAL BANK OF CHICAGO
                 (EXACT NAME OF TRUSTEE AS SPECIFIED IN ITS CHARTER)

A NATIONAL BANKING ASSOCIATION                  36-0899825
                                                (I.R.S. EMPLOYER
                                                IDENTIFICATION NUMBER)

ONE FIRST NATIONAL PLAZA, CHICAGO, ILLINOIS     60670-0126
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)        (ZIP CODE)

                          THE FIRST NATIONAL BANK OF CHICAGO
                         ONE FIRST NATIONAL PLAZA, SUITE 0286
                            CHICAGO, ILLINOIS   60670-0286
               ATTN:  LYNN A. GOLDSTEIN, LAW DEPARTMENT (312) 732-6919
              (NAME, ADDRESS AND TELEPHONE NUMBER OF AGENT FOR SERVICE)

                              ________________________

                           TELEPHONE AND DATA SYSTEMS, INC.
                 (EXACT NAME OF OBLIGOR AS SPECIFIED IN ITS CHARTER)

IOWA                                          36-2669023
(STATE OR OTHER JURISDICTION OF               (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)                IDENTIFICATION NUMBER)


SUITE 4000
30 NORTH LASALLE STREET
CHICAGO, ILLINOIS                                 60602
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)      (ZIP CODE)


                         GUARANTEE OF PREFERRED SECURITIES OF
                                   TDS CAPITAL III
                           (TITLE OF INDENTURE SECURITIES)

ITEM 1.  GENERAL INFORMATION.  FURNISH THE FOLLOWING
         INFORMATION AS TO THE TRUSTEE:

         (a)  NAME AND ADDRESS OF EACH EXAMINING OR
         SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

         Comptroller of Currency, Washington, D.C.,
         Federal Deposit Insurance Corporation,
         Washington, D.C., The Board of Governors of the Federal Reserve System, Washington D.C.

         (b)  WHETHER IT IS AUTHORIZED TO EXERCISE
         CORPORATE TRUST POWERS.

         The trustee is authorized to exercise corporate trust powers.

ITEM 2.  AFFILIATIONS WITH THE OBLIGOR.  IF THE OBLIGOR
         IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH
         SUCH AFFILIATION.

         No such affiliation exists with the trustee.


ITEM 16. LIST OF EXHIBITS.   LIST BELOW ALL EXHIBITS FILED AS A
         PART OF THIS STATEMENT OF ELIGIBILITY.

         1. A copy of the articles of association of the trustee now in effect.*

         2. A copy of the certificates of authority of the trustee to commence business.*

         3. A copy of the authorization of the trustee to exercise corporate trust powers.*

         4.   A copy of the existing by-laws of the trustee.*

         5.   Not Applicable.

         6.   The consent of the trustee required by
              Section 321(b) of the Act.

         7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

         8.   Not Applicable.

         9.   Not Applicable.


    Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, The First National Bank of Chicago, a national banking association organized and existing under the laws of the United States of America, has duly caused this Statement of Eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Chicago and the State of Illinois, on this 15th day of October, 1997.


              THE FIRST NATIONAL BANK OF CHICAGO,
              TRUSTEE

              By  /s/ John R. Prendiville
                   John R. Prendiville
                   Vice President




* EXHIBIT 1, 2, 3 AND 4 ARE HEREIN INCORPORATED BY REFERENCE TO EXHIBITS BEARING IDENTICAL NUMBERS IN ITEM 16 OF THE FORM T-1 OF THE FIRST NATIONAL BANK OF CHICAGO, FILED AS EXHIBIT 25.1 TO THE REGISTRATION STATEMENT ON FORM S-3 OF SUNAMERICA, INC., FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 25, 1996 (REGISTRATION NO. 333-14201).

                                 EXHIBIT 6



                    THE CONSENT OF THE TRUSTEE REQUIRED
                        BY SECTION 321(b) OF THE ACT



                                            October 15, 1997


Securities and Exchange Commission
Washington, D.C.  20549

Gentlemen:

    In connection with the qualification of a guarantee agreement between Telephone and Data Systems, Inc. and The First National Bank of Chicago, the undersigned, in accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, hereby consents that the reports of examinations of the undersigned, made by Federal or State authorities authorized to make such examinations, may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

                          Very truly yours,

                          THE FIRST NATIONAL BANK OF CHICAGO

                                 By   /s/ John R. Prendiville
                                      John R. Prendiville
                                      Vice President

                                    EXHIBIT 7


Legal Title of Bank:           The First National Bank of Chicago        Call Date: 06/30/97  ST-BK:  17-1630 FFIEC 031
Address:                       One First National Plaza, Ste 0303                                             Page RC-1
City, State  Zip:              Chicago, IL  60670
FDIC Certificate No.:   0/3/6/1/8

CONSOLIDATED REPORT OF CONDITION FOR INSURED COMMERCIAL
AND STATE-CHARTERED SAVINGS BANKS FOR JUNE 30, 1997

All schedules are to be reported in thousands of dollars.  Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

SCHEDULE RC--BALANCE SHEET

                                                                    DOLLAR AMOUNTS IN                      C400
                                                                          THOUSANDS               RCFD     BIL MIL THOU



ASSETS
1.  Cash and balances due from depository institutions
    (from Schedule RC-A):
    a. Noninterest-bearing balances and currency and coin(1) . . . .                              0081     4,415,563       1.a.
    b. Interest-bearing balances(2). . . . . . . . . . . . . . . . .                              0071     7,049,275       1.b.
2.  Securities
    a. Held-to-maturity securities(from Schedule RC-B, column A) . .                              1754             0       2.a.
    b. Available-for-sale securities (from Schedule RC-B,
       column D) . . . . . . . . . . . . . . . . . . . . . . . . . .                              1773     4,455,173       2.b.
3.  Federal funds sold and securities purchased under
       agreements to resell                                                                       1350     4,604,233       3.
4.  Loans and lease financing receivables:
    a. Loans and leases, net of unearned income
       (from Schedule RC-C). . . . . . . . . . . . . . . . . . . . .    RCFD 2122 24,185,099                               4.a.
    b. LESS: Allowance for loan and lease losses . . . . . . . . . .    RCFD 3123    423,419                               4.b.
    c. LESS: Allocated transfer risk reserve . . . . . . . . . . . .    RCFD 3128          0                               4.c.
    d. Loans and leases, net of unearned income, allowance, and
       reserve (item 4.a minus 4.b and 4.c). . . . . . . . . . . . .                              2125    23,761,680       4.d.
5.  Trading assets (from Schedule RD-D). . . . . . . . . . . . . . .                              3545     6,930,216       5.
6.  Premises and fixed assets (including capitalized leases) . . . .                              2145       705,704       6.
7.  Other real estate owned (from Schedule RC-M) . . . . . . . . . .                              2150         7,960       7.
8.  Investments in unconsolidated subsidiaries and associated
    companies (from Schedule RC-M) . . . . . . . . . . . . . . . . .                              2130        64,504       8.
9.  Customers' liability to this bank on acceptances outstanding . .                              2155       562,251       9.
10. Intangible assets (from Schedule RC-M) . . . . . . . . . . . . .                              2143       283,716      10.
11. Other assets (from Schedule RC-F). . . . . . . . . . . . . . . .                              2160     1,997,778      11.
12. Total assets (sum of items 1 through 11) . . . . . . . . . . . .                              2170    54,837,423      12.

___________________

(1)  Includes cash items in process of collection and unposted debits.
(2)  Includes time certificates of deposit not held for trading.

Legal Title of Bank:           The First National Bank of Chicago        Call Date: 06/30/97  ST-BK:  17-1630 FFIEC 031
Address:                       One First National Plaza, Ste 0303                                             Page RC-2
City, State  Zip:              Chicago, IL  60670
FDIC Certificate No.:   0/3/6/1/8


SCHEDULE RC-CONTINUED

                                                                    DOLLAR AMOUNTS IN
                                                                          THOUSANDS                          BIL MIL THOU


LIABILITIES
13. Deposits:
    a. In domestic offices (sum of totals of columns A and C
       from Schedule RC-E, part 1) . . . . . . . . . . . . . . . .                              RCON 2200    21,852,164      13.a
       (1) Noninterest-bearing(1). . . . . . . . . . . . . . . . .     RCON 6631  9,474,510                                  13.a.1
       (2) Interest-bearing. . . . . . . . . . . . . . . . . . . .     RCON 6636 12,377,654                                  13.a.2
    b. In foreign offices, Edge and Agreement subsidiaries, and
       IBFs (from Schedule RC-E, part II). . . . . . . . . . . . .                              RCFN 2200    13,756,280      13.b.
       (1) Noninterest bearing . . . . . . . . . . . . . . . . . .     RCFN 6631    330,030                                  13.b.1
       (2) Interest-bearing. . . . . . . . . . . . . . . . . . . .     RCFN 6636 13,426,250                                  13.b.2
14. Federal funds purchased and securities sold under agreements
           to repurchase:                                              RCFD 2800  3,827,159                                  14
15. a. Demand notes issued to the U.S. Treasury                                                 RCON 2840        40,307      15.a
    b. Trading Liabilities(from Schedule RC-D) . . . . . . . . . .                              RCFD 3548     4,985,577      15.b
16. Other borrowed money:
    a. With original maturity of one year or less. . . . . . . . .                              RCFD 2332     2,337,018      16.a
    b. With original  maturity of than one year
       through three years . . . . . . . . . . . . . . . . . . . .                                   A547       265,393      16.b
    c. With a remaining maturity of more than three years  . . . .                                   A548       322,175      16.c
17. Not applicable
18. Bank's liability on acceptance executed and outstanding. . . .                              RCFD 2920       562,251      18
19. Subordinated notes and debentures (2). . . . . . . . . . . . .                              RCFD 3200     1,700,000      19
20. Other liabilities (from Schedule RC-G) . . . . . . . . . . . .                              RCFD 2930       929,875      20
21. Total liabilities (sum of items 13 through 20) . . . . . . . .                              RCFD 2948    50,618,199      21
22. Not applicable
EQUITY CAPITAL
23. Perpetual preferred stock and related surplus. . . . . . . . .                              RCFD 3838             0      23
24. Common stock . . . . . . . . . . . . . . . . . . . . . . . . .                              RCFD 3230       200,858      24
25. Surplus (exclude all surplus related to preferred stock) . . .                              RCFD 3839     2,948,616      25
26. a. Undivided profits and capital reserves. . . . . . . . . . .                              RCFD 3632     1,059,214      26.a.
    b. Net unrealized holding gains (losses) on
       available-for-sale securities . . . . . . . . . . . . . . .                              RCFD 8434        12,788      26.b.
27. Cumulative foreign currency translation adjustments. . . . . .                              RCFD 3284        (2,252)     27
28. Total equity capital (sum of items 23 through 27). . . . . . .                              RCFD 3210     4,219,224      28
29. Total liabilities and equity capital (sum of items 21 and 28).                              RCFD 3300    54,837,423      29

Memorandum
To be reported only with the March Report of Condition.
1.  Indicate in the box at the right the number of the statement below that best describes the  most comprehensive level of auditing work
    performed for the bank by independent external                                                  Number
    auditors as of any date during 1996 . . . . . . . . . . .          RCFD 6724                   /   N/A.  /            M.1.
1 =      Independent audit of the bank conducted in accordance       4 = Directors' examination of the bank performed by other
         with generally accepted auditing standards by a certified       external auditors (may be required by state chartering
         public accounting firm which submits a report on the bank       authority)
2 = Independent audit of the bank's parent holding company           5 = Review of the bank's financial statements by external
         conducted in accordance with generally accepted auditing        auditors
         standards by a certified public accounting firm which       6 = Compilation of the bank's financial statements by external
         submits a report on the consolidated holding company            auditors
         (but not on the bank separately)                            7 = Other audit procedures (excluding tax preparation work)
3 = Directors' examination of the bank conducted in                  8 = No external audit work
         accordance with generally accepted auditing standards
         by a certified public accounting firm (may be required by
         state chartering authority)

___________________

(1) Includes total demand deposits and noninterest-bearing time and savings deposits.
(2) Includes limited-life preferred stock and related surplus.